Exhibit 10.1

[FORM OF LETTER AGREEMENT TO BE ENTERED INTO BY AND BETWEEN THE

REGISTRANT AND EACH OF THE INITIAL STOCKHOLDERS]

                    , 2006

HEALTHCARE ACQUISITION PARTNERS CORP.

350 Madison Avenue

New York, NY 10017

Re: Healthcare Acquisition Partners Corp. Initial Public Offering – Letter Agreement

Dear Ladies and Gentlemen:

This letter is being delivered to you in accordance with the Underwriting Agreement (the “Underwriting Agreement”) entered into by and between Healthcare Acquisition Partners Corp., a Delaware corporation (the “Company”), and FTN Midwest Securities Corp., as Representative (the “Representative”) of the Underwriters named in Schedule I thereto (the “Underwriters”), relating to an underwritten initial public offering (the “IPO”) of the Company’s units (the “Units”), each comprised of one share of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), and two warrants, each being exercisable for one share of Common Stock (each, a “Warrant”). The capitalized terms set forth on Schedule 1 attached hereto are hereby incorporated by reference herein.

In order to induce the Company and the Underwriters to enter into the Underwriting Agreement and to proceed with the IPO, and in recognition of the benefit that such IPO will confer upon the undersigned as a stockholder of the Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby agrees with the Company as follows:

1. If the Company solicits approval of its stockholders of a Business Combination, the undersigned shall vote all Insider Shares owned by such person in the same way as the holders of the majority of the IPO Shares.

2. If a Transaction Failure occurs, the undersigned shall take all reasonable actions to cause (i) the Trust Fund to be liquidated and distributed to the holders of the IPO Shares (in respect of the IPO Shares they hold) no later than the Termination Date and (ii) the Company to dissolve and liquidate. The undersigned hereby waives any and all right, title, interest or claim of any kind (“Claim”) in or to any distribution of the Trust Fund with respect to such person’s Insider Shares, and hereby waives any Claim the undersigned may have in the future as a result of, or arising out of, any contracts or agreements with the Company and will not seek recourse for any Claim against the Trust Fund for any reason whatsoever. The undersigned hereby agrees that the Company shall be entitled to a reimbursement from the undersigned for any distribution of the Trust Fund received by the undersigned in respect to such person’s Insider Shares.

3. The undersigned agrees not to acquire any IPO Shares prior to the completion of a Business Combination.

4. The undersigned agrees that if he or she ceases to be an officer or director of the Company prior to the dates specified below (other than as a result of death or the person’s inability to continue as an officer and/or director due to disability, as determined by the board of directors of the Company), the portion of the shares specified below will be forfeited and transferred back to the Company in accordance with the following:

Termination of Services Prior to:	Shares Forfeited
June 30, 2006	100%

December 31, 2006	75%

June 30, 2007	50%

December 31, 2007	25%

5. The undersigned represents and warrants that (i) the biographical information furnished to the Company and the Representative and attached hereto as Exhibit A is true and accurate in all respects (other than de minimis errors or omissions), does not omit any material information with respect to the undersigned’s background during the previous five years and contains all of the information required to be disclosed pursuant to Item 401 of Regulation S-K, promulgated under the Securities Act of 1933, as amended, (ii) the questionnaires furnished by the undersigned to the Company and the Representative are true and accurate in all respects (other than de minimis errors or omissions), and (ii) the undersigned has full right and power, without violating any agreement by which the undersigned is bound, to enter into this letter agreement and to serve as [              ] [and] [a member of the Board of Directors] of the Company. The undersigned further represents and warrants that:

(a) The undersigned is not subject to or a respondent in any legal action for, any injunction, cease-and-desist order or order or stipulation to desist or refrain from any act or practice relating to the offering of securities in any jurisdiction;

(b) The undersigned has never been convicted of or pleaded guilty to any crime (i) involving any fraud or (ii) relating to any financial transaction or handling of funds of another person, or (iii) pertaining to any dealings in any securities and such person is not currently a defendant in any such criminal proceeding; and

(c) The undersigned has never been suspended or expelled from membership in any securities or commodities exchange or association or had a securities or commodities license or registration denied, suspended or revoked.

The undersigned acknowledges and understands that the Underwriters and the Company will rely upon the agreements, representations and warranties set forth herein in proceeding with the IPO.

This letter agreement shall be binding on the undersigned and such person’s respective successors, heirs, personal representatives and assigns. This letter agreement shall terminate on the earlier of (i) the Business Combination Date and (ii) the Termination Date.

This letter agreement shall be governed by and interpreted and construed in accordance with the laws of the State of New York applicable to contracts formed and to be performed entirely within the State of New York, without regard to the conflicts of law provisions thereof to the extent such principles or rules would require or permit the application of the laws of another jurisdiction.

No term or provision of this letter agreement may be amended, changed, waived, altered or modified except by written instrument executed and delivered by the party against whom such amendment, change, waiver, alteration or modification is to be enforced.

[The Remainder of this Page is Intentionally Left Blank]

Sincerely,

Accepted and agreed:

HEALTHCARE ACQUISITION PARTNERS CORP.

By:
Name:
Title:

Schedule 1

SUPPLEMENTAL COMMON DEFINITIONS

Unless the context shall otherwise require, the following terms shall have the following respective meanings for all purposes, and the following definitions are equally applicable to both the singular and the plural forms and the feminine, masculine and neuter forms of the terms defined.

“Business Combination” shall mean the acquisition by the Company, whether by merger, capital stock exchange, asset acquisition or other similar type of combination, of one or more operating businesses in the healthcare-related sector, having, collectively, a fair market value (as calculated in accordance with the Company’s Amended and Restated Certificate of Incorporation) of at least 80% of the Company’s net assets at the time of such merger, capital stock exchange, asset acquisition or other similar type of combination.

“Business Combination Date” shall mean the date upon which a Business Combination is consummated.

“Effective Date” shall mean the date upon which the Registration Statement is declared effective under the Securities Act of 1933, as amended, by the SEC.

“Insiders” shall mean John Voris, Jean-Pierre Millon, Wayne Yetter and Erin Enright.

“Insider Shares” shall mean all shares of Common Stock of the Company owned by an Insider immediately prior to the Company’s IPO.

“IPO Shares” shall mean all shares of Common Stock issued by the Company in its IPO, regardless of whether such shares were issued to an Insider or otherwise.

“Prospectus” shall mean the final prospectus filed pursuant to Rule 424(b) under the Securities Act of 1933, as amended, and included in the Registration Statement.

“Registration Statement” shall mean the registration statement filed by the Company on Form S-1 (No. 333-129035) with the SEC on October 14, 2005, and any amendment or supplement thereto, in connection with the Company’s IPO.

“SEC” shall mean the United States Securities and Exchange Commission.

“Termination Date” shall mean the date that is sixty (60) calendar days immediately following the Transaction Failure Date (inclusive thereof).

“Transaction Failure” shall mean the earlier of (i) the failure to enter into a definitive agreement with respect to a Business Combination on any day during the eighteen-month period immediately following the Effective Date, and (ii) the failure to consummate a Business Combination on any day during the twenty four-month period immediately following the Effective Date.

“Transaction Failure Date” shall mean the date upon which a Transaction Failure occurs, as conclusively established by a majority of the Independent Directors of the Company immediately following a Transaction Failure.

“Trust Fund” shall mean that certain trust account established with JPMorgan Chase Bank, N.A. and in which the Company deposited the “funds to be held in trust”, as described in the Prospectus.

Exhibit A

BIOGRAPHY

[Insert Bio here]

7